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                                                                (EXECUTION COPY)

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    Fifth Amendment and Limited Waiver, dated as of May 15, 2001 (the "Fifth
Amendment"), to Revolving Credit and Term Loan Agreement, by and among GENRAD, INC., a Massachusetts corporation (the "Company"), GENRAD EUROPE LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 02873907 ("GenRad Europe"), GENRAD LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 00790061 ("GenRad Limited"), GENRAD HOLDINGS LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 01761564 ("Holdings"), GIGANTISSIMO 2209 AKTIEBOLAG, a corporation organized under the laws of Sweden ("GenRad Sweden" and, collectively with the Company, GenRad Europe, GenRad Limited and Holdings, the "Borrowers" and each individually, a "Borrower"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and FLEET NATIONAL BANK (LONDON BRANCH) as Overdraft Bank (as defined in the Credit Agreement referred to below), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Banks, the Overdraft Bank and FLEET NATIONAL BANK in its capacity as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fifth Amendment and to waive certain financial covenants contained in the Credit Agreement as specifically set forth in this Fifth Amendment:

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. LIMITED WAIVER. Subject always to compliance by the Borrowers with the terms and conditions of this Fifth Amendment, including without limitation any of the requirements set forth in Section 2 hereof, and with the terms and conditions set forth in the Credit Agreement and the other Loan Documents, from and after the Effective Date (as defined in Section 8 hereof), the Banks hereby waive compliance, as at March 31, 2001 with the financial covenants contained in Sections 12.3 and 12.4 of the Credit Agreement and waive compliance as at March 31, 2001 through and including June 15, 2001 with the financial covenants contained in Sections 12.1 and 12.2 of the Credit Agreement, until the date (the "Waiver Termination Date") which is the earliest to occur of
(a) 5:00 p.m. (Boston time) on June 15, 2001 and (b) any Borrower's failure to comply with the terms and conditions of this Fifth Amendment, including without limitation any of the requirements set forth in Section 2 hereof, the Credit Agreement on the other Loan Documents (the "Default Date").

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After the earlier of (x) 5:00 p.m. (Boston time) on June 15, 2001 or (y) the
Default Date, the Borrowers shall be required to comply with the covenants contained in Sections 12.3 and 12.4 of the Credit Agreement as of March 31, 2001 and shall be required to comply with the covenants contained in Sections 12.1 and 12.2 of the Credit Agreement at all times after 5:00 p.m. (Boston time) on June 15, 2001.

     SECTION 2. LIMITATIONS ON NEW REVOLVING CREDIT LOANS AND LETTERS OF CREDIT.

     (a) The Borrowers hereby agree that from the Effective Date through the Waiver Termination Date (hereinafter referred to as the "Waiver Period"), the Borrowers will not request any Revolving Credit Loans (including, without limitation, advances on the Overdraft Facility), borrow any Revolving Credit Loans (including, without limitation, advances on the Overdraft Facility) or request the issuance, extension or renewal of any letters of Credit if, after giving effect to any such loan request or request for the issuance, extension or renewal of any Letters of Credit, the outstanding principal amount of all Revolving Credit Loans (including the Total Overdraft Usage and including after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Borrowing Base and (ii) $38,000,000. The Banks and the Agent shall have no obligation to make Revolving Credit Loans (including without limitation advances on the Overdraft Facility) or issue, extend or renew any Letters of Credit during the Waiver Period if the outstanding principal amount of all Revolving Credit Loans (including the Total Overdraft Usage and including after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Borrowing Base and (ii) $38,000,000, and from and after the earlier of (x) 5:00 p.m. (Boston time) on June 15, 2001 or (y) the Default Date, the obligations of the Banks and the Agent to make Revolving Credit Loans and to issue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement.

     (b) After the earlier of (x) 5:00 p.m. (Boston time) on June 15, 2001 or
(y) the Default Date, any obligations of the Banks and the Agent to make Revolving Credit Loans and to issue, extend or renew Letters of Credit shall be subject to the conditions set forth in the Credit Agreement and the Banks and the Agent shall have all the rights and remedies set forth in the Credit Agreement.

     SECTION 3. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) the definition of "Security Documents" is hereby amended by inserting immediately after the words "the Stock Pledge Agreements" a comma and the words "the Agency Account Agreements"

     (b) Section 1.1 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical order:

         AGENCY ACCOUNT AGREEMENT. A deposit account agreement and/or a lock box agreement, among the Company, the Agent and a financial institution, in form and substance satisfactory to the Agent, pursuant to which (x) the

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     Company grants a security interest to the Agent for the benefit of the
     Banks, a first priority security interest in the deposit account(s)/lock box(es) maintained with such financial institution and (y) such financial institution agrees that it would comply with instructions from the Agent directing disposition of the funds in the deposit account(s)/lock box(es) without further consent from the Company.

         FLEET CONCENTRATION ACCOUNT. See Section 10.22.1.

         INTERIM CONCENTRATION ACCOUNT. See Section 10.22.1

         LOCAL ACCOUNT. See Section 10.22.1

     SECTION 4. AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT. Section 2 of the Credit Agreement is hereby amended by inserting immediately after the end of the text of Section 2.11 the following:

         2.12. REPAYMENTS OF REVOLVING CREDIT LOANS PRIOR TO EVENT OF DEFAULT.

         2.12.1. CREDIT FOR FUNDS RECEIVED IN CONCENTRATION ACCOUNT. (Prior to the occurrence of an Event of Default as to which the account officers of the Agent active upon the Borrowers' account have actual knowledge, (a) all funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by Section
     10.22 shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by Section 2.12.2, (b) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by Section 10.22 shall be credited on the same Business Day as the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by Section 2.12.2, and (c) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by
     Section 10.22 shall be credited, on the next Business Day following the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by Section 2.12.2. For purposes of the foregoing provisions of this Section 2.12.1, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Boston time) on such day. Each Revolver Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

         2.12.2. APPLICATION OF PAYMENTS PRIOR TO EVENT OF DEFAULT.

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         (a) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrowers' account have knowledge, all funds transferred to the Fleet Concentration Account and for which the applicable Revolver Borrower has received credits shall be applied to the Obligations as follows:

         (i) first, to pay amounts then due and payable under this Credit Agreement, the Notes and the other Loan Documents, including, without limitation, all amounts referred to in (x) Section 8(a) of the Fifth Amendment and Limited Waiver, dated as of May 15, 2001 (the "Fifth Amendment"), to the Credit Agreement and (y) Section 18 of the Credit
     Agreement:

         (ii) second, to reduce Revolving Credit Loans which are Base Rate
     Loans;

         (iv) third, to reduce Revolving Credit Loans which are Eurocurrency Rate Loans; and

         (v) fourth, except as otherwise required by Section 5.2(b) and (c), to the Operating Account.

         (b) All prepayments of Eurocurrency Rate Loans prior to the end of an Interest Period shall obligate the applicable Revolver Borrower to pay any breakage costs associated with such Eurocurrency Rate Loans in accordance with Section 6.10. Prior to the occurrence of an Event of Default, the applicable Revolver Borrower may elect to avoid such breakage costs by providing to the Agent cash in an amount sufficient to cash collateralize such Eurocurrency Rate Loans, but in no event shall such Revolver Borrower be deemed to have paid such Eurocurrency Rate Loans until such cash has been paid to the Agent for application to such Eurocurrency Rate Loans. The Agent may elect to cause such cash collateral to be deposited into either
     (i) a cash collateral account pursuant to the terms of a cash collateral agreement executed by the applicable Revolver Borrower and the Agent and in form and substance satisfactory to the Agent or (ii) the applicable Revolver Borrower's Operating Account with appropriate instructions prohibiting such Revolver Borrower's withdrawal of such funds so long as they remain cash collateral. In each such case, each such Revolver Borrower agrees to execute and deliver to the Agent such instruments and documents, including Uniform Commercial Code financing statements and agreements with any third party depository banks, as the Agent may request.

         (c) All prepayments of the Revolving Credit Loans pursuant to this
     Section 2.12.2 shall be allocated among the Banks making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

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         2.12.3. REPAYMENTS OF REVOLVING CREDIT LOANS AFTER EVENT OF DEFAULT.
     Following the occurrence and during the continuance of an Event of Default of which the account offices of the Agent active on the Borrower's account have knowledge, all funds transferred to the Fleet Concentration Account and for which the Borrower has received credits shall be applied to the Obligations in accordance with Section 15.4

     SECTION 5. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby amended as follows:

     (a) Sections 10.4 of the Credit Agreement are further amended by (i) deleting the words "and" which appears at the end of Section 10.4(g); (ii) deleting the period which appears at the end of Section 10.4(h) and substituting in place thereof a semicolon; and (iii) inserting immediately after the end of the text of Section 10.4(h) the following:

         (i) as soon as practicable, but in any event not later than fifteen
     (15) Business Days after the end of each of the fiscal month of the Company, copies of the management prepared unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such month, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company and its Subsidiaries on the date thereof (subject to quarterly and year-end adjustments);

         (j) as soon as practicable, but in any event not later than thirty (30) days after the end of each fiscal quarter of the Company, an updated quarterly business plan for the Company and its Subsidiaries; and

         (k) as soon as practicable, but in any event not later than Wednesday of each week, a thirteen week rolling cash flow forecast (the "Cash Flow Forecast"). The Cash Flow Forecasts shall detail all sources and uses of cash on a weekly basis and shall report any variances from the prior week. The Cash Flow Forecasts shall be in form and substance satisfactory to the Agent.

     (b) Section 10 of the Credit Agreement is further amended by inserting, immediately after the end of Section 10.21, the following:

         10.22.  BANK ACCOUNTS.

         10.22.1. GENERAL. On or prior to June 15, 2001, the Company will, and will cause each Domestic Subsidiary to, (a) establish a depository account (the "Fleet Concentration Account") under the control of the Agent for the benefit of the Banks and the Agent, in the name of the applicable Person,
     (b) instruct all account debtors and other obligors, pursuant to notices of assignment and

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                                       -6-

     instruction letters in form and substance satisfactory to the Agent to remit all cash proceeds of Accounts Receivable to local depository accounts ("Local Accounts") or concentration depository accounts ("Interim Concentration Accounts") with financial institutions which have entered into Agency Account Agreements, (c) pursuant to direction of the Agent, direct all depository institutions with Local Accounts to cause all funds held in each such Local Account to be transferred no less frequently than once each day to, and only to, an Interim Concentration Account or the Fleet Concentration Account, (d) pursuant to direction of the Agent, direct all depository institutions with Interim Concentration Accounts to cause all funds of the Company or such Domestic Subsidiary held in such Interim Concentration Accounts to be transferred daily to, and only to, the Fleet Concentration Account, (e) at all times ensure that immediately upon the Company's or any Subsidiary's receipt of any funds constituting or cash proceeds of any Collateral, all such amounts shall have been deposited in a Local Account, an Interim Concentration Account or the Fleet Concentration Account, and (f) cause Mellon Bank, N.A. to enter into an Agency Account Agreement.

         10.22.2 ACKNOWLEDGEMENT OF APPLICATION. The Company and its Domestic Subsidiaries hereby agree that (a) all amounts in the Fleet Concentration Account are Collateral for the benefit of the Banks and the Agent, and
     (b) all amounts in the Fleet Concentration Account to the extent to be applied in accordance Sections 2.12.2(a)(i)-(iv) or 2.12.3, as applicable, but not yet so applied, shall be the sole and exclusive property of the Agent, for the accounts of the Banks and the Agent.

         10.23 CONSULTING SERVICES. The Company agrees to retain and continue to retain the services of an operational consultant (the "Consultant") to, among other things, advise the Company and its Subsidiaries on its business, operations and financial condition and the viability of the Company's business plan, visit the Company's and any Subsidiary's corporate or other offices at such times and with such frequency as the Consultant deems appropriate (with the Consultant not being in any manner limited in the frequency of visits to the facilities of the Company and its Subsidiaries), discuss the Company's financial matters with its officers, examine any of the Company's or any Subsidiary's books or other financial records and advise the Company or Agent and the Banks, as the case may be, as to the business, operations and financial condition of the Company and its Subsidiaries. In addition, the Company consents to direct communication between the Consultant on the one hand, and the Agent and the Banks on the other hand, including such communication which may be outside the presence of the Company. The Consultant shall be satisfactory to the Agent and the Majority Banks. None of the Agent or the Banks shall be liable for any action taken, or omitted to be taken, by the Consultant which is required to be retained hereunder or under any engagement letter between the Company and the Consultant, or in respect of any communication between the Consultant on the one hand, and the Agent and the Banks on the other hand.

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     SECTION 7. AMENDMENT TO SECTION 11 OF THE CREDIT AGREEMENT. Section 11 of
the Credit Agreement is hereby amended by inserting immediately after the text of Section 11.15 the following:

         11.16 BANK ACCOUNTS. The Company will not, and will not permit any of its subsidiaries to (a) establish any bank accounts other than those Local Accounts, Interim Concentration Accounts and other accounts, all listed on
     Schedule 11.16 hereto, without the Agent's prior written consent (it being understood that Schedule 11.16 may be supplemented by the Company, with respect to accounts in the United States, on or before May 17, 2001 and with respect to accounts outside of the United States, on or before May 22,
     2001), (b) violate directly or indirectly any Agency Account Agreement or other bank agency or lock box agreement in favor of the Agent for the benefit of the Agent and the Banks with respect to such account, or (c) deposit into any of the payroll accounts listed on Schedule 11.16 hereto any amounts in excess of amounts necessary to pay current payroll obligations from such accounts.

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                                       -8-

     SECTION 8. FEES AND EXPENSES.

     (a) Each of the Borrowers and the Guarantors hereby agree to pay or reimburse the Agent upon demand, for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation of this Fifth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     (b) Each of the Borrowers and the Guarantors hereby agree that, in furtherance of the provisions of Section 8(a) hereof and Section 18 of the Credit Agreement, the Agent shall be entitled, upon one Business Day's notice to the Borrowers, to debit the Fleet Concentration Account to collect costs and expenses to which the Agent is entitled pursuant to Section 8(a) hereof and
Section 18 of the Credit Agreement.

     SECTION 9. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment shall become effective upon satisfaction of the following conditions:

     (a) receipt by the Agent of a counterpart of the Fifth Amendment, executed and delivered by the Borrowers, each Guarantor and the Majority Banks;

     (b) the Agent shall have received a fully executed engagement letter between the Company and the Consultant, in form and substance satisfactory to the Agent and the Consultant shall be satisfactory to the Agent and the Majority Banks;

     (c) the Agent shall have received a Cash Flow Forecast with respect to the week ended May 11, 2001;

     (d) the Agent shall have received payment by the Borrowers of an amendment fee in an amount equal to 0.25% of $38,000,000 plus the outstanding amount of the Term Loans, which amendment fee shall be for the pro rata accounts of the Banks; and

     (e) the Agent shall have received payment in full in cash of its invoiced and unpaid fees and out-of-pocket expenses, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     SECTION 10. REPRESENTATION AND WARRANTIES. Each of the Borrowers hereby repeats on and as of the date hereof, each of the representations and warranties made by it in Section 9 of the Credit Agreement, PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by each Borrower of this Fifth Amendment and the performance by each Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate or other similar action on the part of each Borrower.

     SECTION 11. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to

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                                       -9-

the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter to the Credit Agreement as amended hereby.

     SECTION 12. NO WAIVER. Except as expressly set forth in Section 1 hereof, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent, the Overdraft Bank or the Banks consequent thereon.

     SECTION 13. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SECTION 14. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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                                      -10-

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as a document under seal as of the date first above written.


                                          GENRAD, INC.


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: CFO


                                          GENRAD HOLDINGS LIMITED


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director


                                          GENRAD EUROPE LIMITED


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director


                                          GENRAD LIMITED


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director


                                          GIGANTISSIMO 2209 AKTIEBOLAG


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director

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                                      -11-

                                          FLEET NATIONAL BANK


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          FLEET NATIONAL BANK (LONDON BRANCH),
                                          as Overdraft Bank


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          KEYBANK NATIONAL ASSOCIATION


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          THE CHASE MANHATTAN BANK


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          NATIONAL CITY BANK OF KENTUCKY

                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          THE BANK OF NOVA SCOTIA


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:

                                          SUMMIT BANK


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


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                                      -12-

                                          CITIZENS BANK OF MASSACHUSETTS


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          FIRST MASSACHUSETTS BANK, N.A.


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          BANK ONE, NA (Main Office Chicago)


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          LLOYDS TSB BANK PLC


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          ABN AMRO BANK N.V.


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:

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                                      -13-

                            RATIFICATION OF GUARANTY

     Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Fifth Amendment dated as of May 15, 2001, and agrees that the applicable Guarantee from such Guarantor dated as of March 24, 2000 in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                          GENRAD MEXICO, INC.


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director


                                          GENRAD HOLDINGS LIMITED


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director


                                          GENRAD LIMITED


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director


                                          GENRAD EUROPE LIMITED


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director


                                          TAVSTOCK LIMITED


                                          By: /s/ Walter A. Shephard
                                              --------------------------------
                                              Name:  Walter A. Shephard
                                              Title: Director